UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2020

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VVUS	The Nasdaq Global Select Market
Preferred Share Purchase Rights

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On May 31, 2020, VIVUS, Inc. (“VIVUS”) and each of its subsidiaries (together with VIVUS, the “Company”) entered into a Restructuring Support Agreement (the “RSA”) with Icahn Enterprises Holdings L.P. (dba IEH Biopharma LLC) (the “Supporting Noteholder”) as the sole holder of the 4.50% Convertible Senior Notes due 2020 (the “Convertible Notes”) issued pursuant to that certain Indenture, dated as of May 21, 2013 (as amended, supplemented, or otherwise modified from time to time, the “Convertible Notes Indenture”) by and among the Company, as the issuer, and Deutsche Bank Trust Company Americas, as trustee.

Pursuant to the Agreement Regarding Convertible Notes dated April 29, 2020, the Supporting Noteholder granted the Company a grace period (the “Grace Period”) through June 1, 2020, with respect to payment of the principal amount of Convertible Notes payable to the Supporting Noteholder on May 1, 2020.  Pursuant to the RSA, the Supporting Noteholder, among other things, grants the Company a further extension of the Grace Period (the “Grace Period Extension”) through July 13, 2020, subject to certain termination events.

The RSA states that the Company has until June 30, 2020 (the “Permitted Refinancing Deadline”) to complete a financing to pay in full in cash all amounts due and owing under the Convertible Notes (as well as the payment in full in cash of all of the Supporting Noteholder’s reasonable documented fees and expenses, including attorneys’ fees) (the “Permitted Refinancing”).  If the Company is unable to complete the Permitted Refinancing by the Permitted Refinancing Deadline, the Company will pursue a restructuring of the Company pursuant to a plan of reorganization (the “Plan”) consistent in all respects with the restructuring term sheet attached to the RSA (the “Term Sheet”), and the Company will file petitions for voluntary relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware or other venue agreed to by the Company and the Supporting Noteholder (the “Bankruptcy Court”) on or before July 13, 2020 (the “Petition Date”).

The RSA also provides that the Company will continue to work with the Supporting Noteholder on an exclusive basis in respect of any restructuring, financing or other material transaction concerning the Company or its assets, with the exception of a Permitted Refinancing consummated on or before the Permitted Refinancing Deadline.

The RSA also provides for certain milestones requiring, among other things: (a) the filing of the Plan and a disclosure statement related thereto by no later than the Petition Date, (b) entry of an order confirming the Plan by no later than seventy-five (75) calendar days after the Petition Date, and (c) consummation of the Plan by no later than ninety (90) calendar days after the Petition Date (the “Effective Date”).

The RSA contains certain covenants on the part of the Supporting Noteholder, including commitments to:

•                  vote its claims to accept the Plan;

•                  consent to and not opt-out of the releases set forth in the Plan;

•                  not pursue any claims that the Supporting Noteholder may have against certain released parties under the Plan, including the current and former directors and officers of the Company;

•                  negotiate in good faith and use commercially reasonable efforts to negotiate, execute, and deliver such other related definitive documents as may be required; and

•                  work in good faith to negotiate (i) a term sheet and credit agreement (the “DIP Credit Agreement”) evidencing and providing a senior secured super-priority debtor-in-possession priming loan facility (the “DIP Financing) and (ii) an exit financing commitment letter (the “Exit Financing Commitment Letter”) for a new first lien credit facility (the “Exit Facility”) to be provided by the Supporting Noteholder and an exit facility credit agreement (the “Exit Facility Credit Agreement”) in accordance therewith.

The RSA similarly contains certain covenants on the part of the Company, including commitments to:

•                  redeem $1,000,000 of principal amount of the Convertible Notes for cash in an equal amount to be paid to the Supporting Noteholder;

•                  not rescind, cancel, modify, supplement or replace its Preferred Stock Rights Agreement, dated as of December 30, 2019, or execute or implement any agreement, plan, or document with terms or intent similar thereto;

•                  preserve the value of the Company’s tax attributes;

•                  use commercially reasonable efforts to facilitate solicitation of the Plan and obtain entry of interim and final orders approving the DIP Financing, approval of the disclosure statement, confirmation of the Plan, and all necessary regulatory and third-party approvals;

•                  negotiate in good faith and use commercially reasonable efforts to execute and deliver the definitive documents and any other required agreements to effectuate and consummate the restructuring transactions contemplated by the RSA and the Term Sheet; and

•                  negotiate in good faith and execute the (i) DIP Credit Agreement and finalize and seek approval of the interim and final orders approving the DIP Financing consistent with the DIP Financing and the DIP Credit Agreement and related term sheet and (ii) the Exit Financing Commitment Letter and the Exit Facility Credit Agreement.

The RSA provides for certain termination events, including without limitation, immediate termination of the RSA upon the completion of the Permitted Refinancing by the Permitted Refinancing Deadline or the Effective Date.  If the Supporting Noteholder terminates the RSA pursuant to certain enumerated triggers, the Company will be required to promptly remit $5,000,000 to the Supporting Noteholder in cash or to add such amount to the principal amount of the Convertible Notes as of the date of termination (the “Termination Fee”).  The Supporting Noteholder may terminate the RSA upon the Company’s breach or default of certain obligations and milestones or if the Company is unable to preserve its tax attributes.  The Supporting Noteholder may also terminate the RSA if it is not satisfied with its diligence review in its sole discretion; provided, that the Supporting Noteholder may not terminate the RSA due to the foregoing before June 30, 2020 and to the extent the RSA is terminated due to the foregoing, the Supporting Noteholder will not receive the Termination Fee in such case.  The Company may terminate the RSA upon, among other things, a breach of the Supporting Noteholder’s covenants or if the board of directors exercises its “fiduciary out.”

Proposed Chapter 11 Restructuring

The Plan, which remains subject to the Company’s commencement of chapter 11 cases, solicitation of votes, confirmation of the Plan by the Bankruptcy Court, and other closing conditions, will provide that, among other things, on the Effective Date, subject to the occurrence and completion of certain structuring steps:

•                  holders of DIP Financing claims, administrative expense claims, priority tax claims, and other priority claims will be paid in full;

•                  if holders of the 10.375% Senior Secured Notes due 2024 and all claims under that certain Indenture dated as of June 8, 2018 or related thereto (a) vote to accept the Plan and provide the releases and exculpation therein, such holders will receive cash payment in the amount of outstanding principal, interest, and reasonable expenses and shall waive any distribution on account of any fee or premium for redemption, change of control, or otherwise, or (b) do not vote to accept the Plan and provide the releases and exculpation therein, such holders will receive new secured notes subordinate to the Exit Facility;

•                  holders of claims under the Convertible Notes Indenture will be allowed in an amount not less than $169,165,000.00 plus accrued interest, fees, and expenses (including the Supporting Noteholder and trustee’s fees and expenses) and will be exchanged for 100% of the equity in the reorganized Company and payment in cash of accrued and unpaid interest (and the Supporting Noteholder and trustee’s fees and expenses);

•                  holders of allowed general unsecured claims will be paid from a segregated account containing an amount sufficient to pay allowed general unsecured claims in full in cash on the later of the effective date of the Plan or when they become allowed, and the Bankruptcy Court will enter a bar date order establishing a bar date for such claims;

•                  intercompany claims will be reinstated, cancelled, or compromised as determined by the reorganized Company;

•                  all claims subordinated under section 510 of the Bankruptcy Code will not receive any distributions under the Plan; provided, that holders of subordinated claims may participate in the 9019 Settlement (as defined below) if certain Conditions (as defined below) are satisfied; and

•                  all interests will be disallowed and will be cancelled under the Plan; however, pursuant to a settlement in accordance with Federal Rule of Bankruptcy Procedure 9019 (the “9019 Settlement”), to the extent a holder of issued and outstanding VIVUS common stock as of the Petition Date (a) does not take any action to object to or interfere with the Plan, RSA, or related transactions, (b) does not opt-out of the releases and exculpations, (c) does not assert a claim for damages relating to the purchase and sale of a security, and (d) does not seek formation of, or serve on, an equity committee (together, the “Conditions”), such holder may receive, in exchange for the surrender or cancellation of such interests and granting the third party releases and exculpation under the Plan, its pro rata share of $5 million and a non-transferrable contractual contingent value right to earn another $2 per share on the date that is two years following the effective date of the Plan if certain financial metrics are achieved; provided, that, to the extent a holder does not meet the “Conditions,” such holder shall not be entitled to any distribution and the pro rata portion of the distribution shall be cancelled and the total distribution reduced accordingly.

The foregoing summary of the RSA and Term Sheet does not purport to be complete and is qualified in its entirety by reference to the RSA and Term Sheet, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2020.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and other provisions of the federal securities laws. Such forward-looking statements are based on current expectations, management’s beliefs and certain assumptions made by the Company’s management. These statements may be identified by the use of forward-looking words such as “may,” “believe,” “expect,” “forecast,” “intend,” “anticipate,” “predict,” “should,” “plan,” “likely,” “opportunity,” “estimated,” and “potential,” the negative use of these words or other similar words. All forward-looking statements included in this document are based on our current expectations, and we assume no obligation to update any such forward-looking statements except to the extent otherwise required by law.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the transactions contemplated in the RSA are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, including the negotiation of terms, conditions and provisions of such financing; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to continue as a going concern; the ability of the Company to execute any restructuring plan; and the effects of disruption from any restructuring making it more difficult to maintain business, financing and operational relationships, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business.

The Company does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in the Company’s Form 10-Q for the first quarter ended March 31, 2020 as filed on May 6, 2020, Form 10-K for the year ended December 31, 2019 as filed on March 3, 2020, as amended by the Form 10-K/A filed on April 29, 2020, and other reports filed with, or furnished to, the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein and in the confidential information are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 7.01. Regulation FD Disclosure.

On June 2, 2020, the Company issued a press release titled “VIVUS Announces Updated Agreement with Icahn Enterprises Holdings L.P.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date: June 2, 2020